UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2007

THE BRINK’S COMPANY

(Exact name of registrant as specified in its charter)

Virginia	1-9148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court

P. O. Box 18100

Richmond, VA 23226-8100

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 14, 2007, The Brink’s Company (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that its Board of Directors has authorized the purchase of up to $100 million of the Company’s outstanding common shares.

On September 14, 2007, the Company’s Board of Directors appointed James R. Barker as the Company’s lead director.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated September 14, 2007, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: September 14, 2007	By:	/s/ Robert T. Ritter
Robert T. Ritter
Vice President and Chief Financial Officer

2

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Press release, dated September 14, 2007, issued by the Company.

3